Loan No. 07-0084291

MODIFIED PROMISSORY NOTE
(Portfolio)

$23,238,842.49 May 12, 2011

1. Promise to Pay.

FOR VALUE RECEIVED, TMB-ALICE, LP, a Delaware limited partnership, CARLSBAD-TMB, LLC, a Delaware limited liability company, HOBBS-TMB, LLC, a Delaware limited liability company, HOPE-TMB, LLC, a Delaware limited liability company, TMB-LAKE CHARLES, LP, a Delaware limited partnership, LONGVIEW-TMB, LP, a Delaware limited partnership, TMB-LUFKIN, LP, a Delaware limited partnership, VICTORIA-TMB, LP, a Delaware limited partnership, and TMB-I, LP, a Delaware limited partnership (collectively, “Maker”), whose address is c/o Seavest Inc., 707 Westchester Avenue, White Plains, New York 10604, promise to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GECC”), and its successors and assigns (in its individual capacity and in its capacity as agent for the hereinafter defined Lenders, “Holder”) the sum of up to Twenty-Three Million Two Hundred Thirty-Eight Thousand Eight Hundred Forty-Two and 49/100 Dollars ($23,238,842.49), together with all other amounts added thereto pursuant to this Note or otherwise payable to Holder under the Loan Documents (as hereinafter defined), including, but not limited to, any Make-Whole Amount as defined and set forth in the hereinafter defined Loan Agreement (or so much thereof as may from time to time be outstanding), together with interest thereon as hereinafter set forth, all payable in lawful money of the United States of America. Payments shall be made to Holder at GEMSA Loan Services, LP, File 59229, Los Angeles, California 90074-9229 (or such other address as Holder may hereafter designate in writing to Maker).

This Note is secured by, among other things, the Mortgages. This Note, the Mortgages, the Loan Agreement dated as of December 29, 2006, among GECC and the other financial institutions who are or hereafter become parties to the Loan Agreement (GECC and such other financial institutions, collectively or individually, as the context may require, “Lender”), Maker, and Holder (as modified, renewed, or extended from time to time, the “Loan Agreement”), and any other documents evidencing or securing the Loan or executed in connection therewith, and any modification, renewal, or extension of any of the foregoing (including, but not limited to, that certain First Modification Agreement executed of even date herewith by and among Maker, Holder, and Guarantor [the “First Modification Agreement”]) are collectively called the “Loan Documents”. Except as otherwise provided herein, capitalized terms used in this Note shall have the same meanings as are assigned to such terms in the Loan Agreement. This Note is one of the Notes that in aggregate represent the Loan being made to Maker pursuant to the Loan Agreement.

2. Principal and Interest.

So long as no Event of Default (as hereinafter defined) exists and is continuing, interest shall accrue on the principal balance hereof from time to time outstanding and Maker shall pay interest thereon at the applicable rate stipulated in the Loan Agreement (the “Interest Rate”).

3. Payment.

Maker shall make interest payments as stipulated in the Loan Agreement.

In addition to the interest payable on the Loan, Maker shall make monthly principal amortization payments in accordance with the terms of the Loan Agreement.

This Note shall be due and payable on or before December 28, 2011, or any earlier date on which this Note shall be required (pursuant to the terms hereof or the other Loan Documents) to be paid in full, whether at maturity, prepayment, by acceleration, or otherwise (the “Maturity Date”).

4. Prepayment.

Maker may prepay this Note in full, but not in part, at any time provided Maker gives Holder at least fifteen (15) days prior written notice and pays the applicable Make-Whole Amount, if any, then due Holder in accordance with the terms of the Loan Agreement.

5. Default.

5.1. Events of Default.

Any of the following shall constitute an “Event of Default” under this Note: (a) failure to pay any amounts owed pursuant to this Note within five (5) calendar days after Lender delivers to Borrower notice of nonpayment; or (b) the occurrence of any default under any of the other Loan Documents which default remains uncured after the expiration of any applicable notice, grace or cure period.

5.2. Remedies.

So long as an Event of Default remains outstanding: (a) interest shall accrue at a rate equal to the Interest Rate plus four percent (4%) per annum (the “Default Rate”); (b) Holder may, at its option and without notice (such notice being expressly waived), declare this Note immediately due and payable; and (c) Holder may pursue all rights and remedies available under the Mortgages or any other Loan Documents. Holder’s rights, remedies, and powers, as provided in this Note and the other Loan Documents, are cumulative and concurrent, and may be pursued singly, successively or together against Maker, any guarantor of the Loan, the security described in the Loan Documents, and any other security given at any time to secure the payment hereof, all at Holder’s sole discretion. Additionally, Holder may resort to every other right or remedy available at law or in equity without first exhausting the rights and remedies contained herein, all in Holder’s sole discretion. Failure of Holder, for any period of time or on more than one occasion, to exercise its option to accelerate the Maturity Date shall not constitute a waiver of the right to exercise the same at any time during the continued existence of any Event of Default or any subsequent Event of Default.

If any attorney is engaged by Holder: (i) to collect the Loan or any sums due under the Loan Documents that have not been paid when due as set forth in the Loan Documents (and that remain unpaid after the cure period as to such default has expired), whether or not legal proceedings are thereafter instituted by Holder; (ii) to represent Holder in any bankruptcy, reorganization, receivership or other proceedings affecting creditors’ rights and involving a claim under this Note; (iii) to protect the liens of the Mortgages or any of the Loan Documents; (iv) to represent Holder in any other proceedings whatsoever in connection with the Mortgages or any of the Loan Documents including post judgment proceedings to enforce any judgment related to the Loan Documents (excluding any claims made solely between Holders of this Note); or (v) in connection with seeking an out-of-court workout or settlement of any of the foregoing, then Maker shall pay to Holder all reasonable costs, reasonable attorneys’ fees and expenses in connection therewith, in addition to all other amounts due hereunder.

6. Late Charge.

If payments of principal, interest due under this Note, or any other amounts due under the other Loan Documents are not timely made and remain overdue for a period of five (5) days, Maker, without notice or demand by Holder, promptly shall pay to Holder a late charge as provided in Section 1.3.4 of the Loan Agreement.

7. APPLICABLE LAW; SEVERABILITY.

THIS NOTE SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS NOTE SHALL NOT AFFECT OR IMPAIR THE VALIDITY, LEGALITY, OR ENFORCEABILITY OF THE REMAINDER OF THIS NOTE, AND TO THIS END, THE PROVISIONS OF THIS NOTE ARE DECLARED TO BE SEVERABLE.

8. Waiver.

Maker, for itself and all endorsers, guarantors and sureties of this Note, and their estates, legal representatives, successors and assigns, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note (other than notices, if any, which are expressly required under the Loan Documents to be given to Maker by Holder as a condition precedent to the occurrence of an Event of Default), and agrees that their respective liability shall be unconditional and without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Holder. Maker, for itself and all endorsers, guarantors and sureties of this Note and their estates, legal representatives, successors and assigns, hereby consents to every extension of time, renewal, or waiver or modification that may be granted by Holder with respect to the payment or other provisions of this Note, and to the release of any makers, endorsers, guarantors or sureties, and their estates, legal representatives, successors and assigns, and of any collateral given to secure the payment hereof, or any part hereof, with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties and their estates, legal representatives, successors and assigns, may become parties hereto without notice to Maker or to any endorser, guarantor or surety and without affecting the liability of any of them.

9. Security, Application of Payments.

This Note is secured by the liens, encumbrances and obligations created hereby and by the other Loan Documents and the terms and provisions of the other Loan Documents are hereby incorporated herein. Payments will be applied, at Holder’s option, first to any fees, expenses or other costs Maker is obligated to pay under this Note or the other Loan Documents, second to current interest due on this Note, third to any past due interest under this Note, fourth to the outstanding principal balance of this Note, and fifth to the Make-Whole Amount, if any.

10. Miscellaneous.

10.1. Amendments.

This Note may not be terminated or amended orally, but only by a termination or amendment in writing signed by Holder and Maker.

10.2. Lawful Rate of Interest.

In no event whatsoever shall the amount of interest paid or agreed to be paid to Holder pursuant to this Note or any of the Loan Documents exceed the highest lawful rate of interest permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note and the other Loan Documents shall involve exceeding the lawful rate of interest which a court of competent jurisdiction may deem applicable hereto (“Excess Interest”), then ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under such law and if; for any reason whatsoever, Holder shall receive, as interest, an amount which would be deemed unlawful under such applicable law, such interest shall be applied to the Loan (whether or not due and payable), and not to the payment of interest, or refunded to Maker if such Loan has been paid in full; provided such payment shall not be deemed a prepayment for purposes of Section 1.6 of the Loan Agreement. Neither Maker nor any guarantor, endorser or surety nor their heirs, legal representatives, successors or assigns shall have any action against Holder for any damages whatsoever arising out of the payment or collection of any such Excess Interest.

10.3. Captions.

The captions of the Paragraphs of this Note are for convenience of reference only and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

10.4. Notices.

Notices shall be given under this Note in conformity with the terms and conditions of the Loan Agreement.

10.5. Joint and Several.

The obligations of Maker under this Note shall be joint and several obligations of Maker and of each Maker, and of each Maker’s heirs, legal representatives, successors and assigns.

10.6. Time of Essence.

Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

11. Sale of Loan.

Holder, at any time and without the consent of Maker, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgages, and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan; provided, however, that until notice of such grant, sale, transfer, assignment or conveyance is provided to Maker in accordance with the terms and conditions of this Note, all payments made by Maker to GECC in accordance with the terms of this Note shall continue to be applied to the Loan in accordance with the terms of the Loan Documents.

12. CONSENT TO JURISDICTION.

MAKER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO HOLDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. MAKER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. MAKER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON MAKER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO MAKER, AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

13. WAIVER OF JURY TRIAL.

MAKER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO HOLDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH MAKER, THAT HOLDER HAS RELIED ON THIS WAIVER IN ACCEPTING THIS NOTE AND ENTERING INTO THE OTHER LOAN DOCUMENTS AND THAT HOLDER WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS WITH MAKER. MAKER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

14. Modification; No Novation.

This Modified Promissory Note, when taken together with that certain Modified Promissory Note (Longview, Texas) of even date herewith in the stated principal amount of $14,656,188.87 from Maker to Holder (the “Longview Note”), modifies in full, and supersedes and replaces, the Original Note (as defined below) as to Maker’s obligations on or after the date of this Note. This Modified Promissory Note and the Longview Note are executed pursuant and subject to the terms and provisions of the First Modification Agreement. THIS NOTE IS IN NO WAY INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE, A NOVATION OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE. ADDITIONALLY, THIS NOTE IS IN NO WAY INTENDED TO, AND DOES NOT, IMPAIR ANY RIGHTS OR PRIORITIES CREATED BY THE ORIGINAL NOTE AND/OR THE MORTGAGES AND/OR ANY OTHER LOAN DOCUMENTS GIVEN BY MAKER IN FAVOR OF HOLDER AS SECURITY FOR PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE ORIGINAL NOTE PURSUANT TO THE TERMS AND PROVISIONS OF THE LOAN AGREEMENT. As used in this paragraph, “Original Note” means and refers to that certain Promissory Note in the original principal amount of $40,750,000 made as of December 29, 2006, by Maker to Holder, and referred to in the Loan Agreement (prior to execution and delivery of the First Modification Agreement) as the Initial Funding Note.

IN WITNESS WHEREOF, Maker has executed this Note or has caused the same to be executed by its duly authorized representatives as of the date first set forth above.

[Remainder of page intentionally left blank; signatures follow]
Signature Page (1 of 5) for Modified Promissory Note
(Portfolio)

MAKER:

TMB-ALICE, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

CARLSBAD-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

HOBBS-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

HOPE-TMB, LLC, a Delaware limited liability company

By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-LAKE CHARLES, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

LONGVIEW-TMB, L.P., a Delaware limited partnership

By: Longview –TMB General Partner, LLC,
a Delaware limited liability company, its General Partner
By: Seavest Properties I, LLC,
a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,

a Delaware limited liability company, its Managing Member

By: Seavest Inc.,
a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-LUFKIN, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

VICTORIA-TMB, L.P., a Delaware limited partnership

By: Victoria General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc., a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President

TMB-I, L.P., a Delaware limited partnership

By: SMP-General Partner, LLC,
a Delaware limited liability company, its General Partner

By: Seavest Properties I, LLC,

a Delaware limited liability company, its Managing Member

By: SP I Manager, LLC,
a Delaware limited liability company, its Managing Member

By: Seavest Inc.,

a New York corporation, its Non-Member Manager

By: /s/ Douglas F. Ray
Name: Douglas F. Ray
Its: President